SECOND AMENDMENT
                                        TO THE
                       CHICAGO AND NORTH WESTERN HOLDINGS CORP.
                              1992 EQUITY INCENTIVE PLAN




               The Chicago and North Western Holdings Corp. 1992 Equity Incentive Plan (the "Plan") as adopted effective April 7, 1992, is hereby amended effective January 1, 1994, as follows:

                                          I

               Paragraph 6(a) is amended by adding, at the end thereof, subparagraph (iv) to read as follows:

               "(iv) Notwithstanding any other provision herein, the number of shares of Stock issued to any individual employee under the Plan in any calendar year shall not exceed 200,000 shares of Stock."


                                          II

               Except as provided herein, the Plan shall remain in full force and effect.


               Executed this  8th  day of   December  , 1993.


                                        CHICAGO AND NORTH WESTERN
                                        HOLDINGS CORP.




                                        By: /s/ Robert Schmiege
                                             Robert Schmiege
                                             Chairman, President
                                             and Chief Executive Officer

          ATTEST:



          /s/ Robin Bourne-Caris
          Robin Bourne-Caris
          Assistant Vice President-
          Assistant Corporate Secretary